Morgan Stanley Information Fund
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2001

Dear Shareholder:

The six-month period ended September 30, 2001 was difficult for all U. S. equity investors, but particularly so for growth investors. April was the only positive month for growth, led by sharp advances in technology. The U.S. economy gradually slowed during the period, with the consumer doing most of the heavy lifting. Until August, consumer confidence and purchases of big-ticket items such as cars and homes were relatively robust. Corporations, on the other hand, dramatically reduced capital spending and began layoffs, which ultimately pushed the unemployment rate up and consumer confidence down. As the extent of the economic slowdown became evident, the Federal Reserve Board initiated a series of easing moves. The Fed reduced the federal funds rate by a total of 350 basis points during the period, bringing it to 3.00 percent. (Subsequent to the end of the period, the Fed made two more 50-basis-point cuts.) Toward the end of the period, the economy began to show some improvement. However, the attacks of September 11 and subsequent events reversed that trend.

Performance and Portfolio Strategy

During the six-month period ended September 30, 2001, Morgan Stanley Information Fund's Class B shares produced a total return of -36.15 percent, compared to -9.68 percent for the Standard & Poor's 500 Index (S&P 500).* For the same period, the Fund's Class A, C and D shares posted total returns of -35.87 percent, -36.13 percent and -35.80 percent, respectively. The performance of the Fund's four share classes varies because each has different expenses. The total return figures given assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

The Fund's performance reflected the difficult environment for technology stocks during the period. The tragedy of September 11 created an environment of uncertainty on many different levels. As a result, certain technology initiatives have increased in importance while others have moved down the hierarchy and been delayed. Many of the companies who led the charge in the bull technology market of 18 months ago are now struggling to be profitable. We have focused our attention on identifying the companies that we believe are poised to lead the sector out of this downturn and back to sustainable levels of growth.

---------------------
*The Standard & Poor's 500 Index (S&P 500(R)) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Information Fund
LETTER TO THE SHAREHOLDERS - SEPTEMBER 30, 2001 continued

The Fund continues to invest in companies that we believe are best positioned to capitalize on the development of various sectors within the communications and information industries. Attributes used to identify potential investments include proven management, established market presence, leading-edge technology, demonstrable customer demand and strategic relationships or alliances. At the end of September, the Fund held approximately 82 percent of its investments in information technology, 3 percent in information services and 2 percent in information distribution and content, with cash equivalents making up the remaining 13 percent. We are increasingly concerned about the valuations of several technology sectors, especially those of more-speculative areas such as the commodity semiconductor, semiconductor capital equipment and Internet services sectors. Consequently, we reduced the Fund's exposure to these sectors and increased its software exposure and cash position. We have maintained the Fund's overweighting in electronic and optical components, because we believe this cycle has yet to reach its peak.

Looking Ahead

We believe that the long-term fundamentals underpinning the information and technology sectors remain positive. Entering the final calendar quarter of what has been a rough year for the technology sector, we are optimistic about the future. Although we do not expect the U.S. economy to recover overnight, we believe that various government-sponsored economic stimuli, will lead to a materially better environment in 2002. We plan to continue focusing on identifying leading companies in rapidly growing sectors, while remaining sensitive to valuation and market conditions.

We appreciate your ongoing support of Morgan Stanley Information Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Information Fund
FUND PERFORMANCE - SEPTEMBER 30, 2001

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                 CLASS A SHARES*
--------------------------------------------------
PERIOD ENDED 9/30/01
--------------------------
1 Year                      (71.25)%(1) (72.76)%(2)
Since Inception (7/28/97)     6.14 %(1)   4.78 %(2)
                 CLASS C SHARES+
--------------------------------------------------
PERIOD ENDED 9/30/01
--------------------------
1 Year                      (71.52)%(1) (71.81)%(2)
Since Inception (7/28/97)     5.33 %(1)   5.33 %(2)
                 CLASS B SHARES**
--------------------------------------------------
PERIOD ENDED 9/30/01
--------------------------
1 Year                      (71.55)%(1) (72.98)%(2)
5 Years                       5.41 %(1)   5.14 %(2)
Since Inception (11/28/95)    6.25 %(1)   6.13 %(2)
                 CLASS D SHARES++
--------------------------------------------------
PERIOD ENDED 9/30/01
--------------------------
1 Year                      (71.22)%(1)
Since Inception (7/28/97)     6.39 %(1)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS A, CLASS B, CLASS C, AND CLASS D SHARES WILL VARY DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
 *   The maximum front-end sales charge for Class A is 5.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
 +   The maximum contingent deferred sales charge for Class C
     shares is 1% for shares redeemed within one year of
     purchase.
++   Class D shares have no sales charge.

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 (UNAUDITED)

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
              Common Stocks (76.3%)
              Broadcasting (0.6%)
   250,000    Univision Communications,
               Inc. (Class A)*.........  $  5,737,500
                                         ------------
              Cable/Satellite TV (7.4%)
   750,000    Adelphia Communications
               Corp. (Class A)*........    16,650,000
 1,000,000    Charter Communications,
               Inc. (Class A)*.........    12,380,000
   250,000    Comcast Corp. (Class A
               Special)*...............     8,967,500
   750,000    Cox Communications, Inc.
               (Class A)*..............    31,312,500
                                         ------------
                                           69,310,000
                                         ------------
              Catalog/Specialty Distribution (0.8%)
   200,000    CDW Computer Centers,
               Inc.*...................     7,236,000
                                         ------------
              Computer Communications (3.6%)
   100,000    Brocade Communications
               Systems, Inc.*..........     1,403,000
 1,500,000    Cisco Systems, Inc.*.....    18,270,000
   100,000    Emulex Corp.*............       951,000
   300,000    Extreme Networks,
               Inc.*...................     2,073,000
   250,000    Finisar Corp.*...........       990,000
   400,000    Foundry Networks,
               Inc.*...................     2,420,000
   200,000    Juniper Networks,
               Inc.*...................     1,940,000
   700,000    McDATA Corp. (Class
               A)*.....................     5,873,000
                                         ------------
                                           33,920,000
                                         ------------
              Computer Peripherals (2.0%)
 1,000,000    EMC Corp.*...............    11,750,000
   500,000    Network Appliance,
               Inc.*...................     3,400,000
   200,000    Qlogic Corp.*............     3,800,000
                                         ------------
                                           18,950,000
                                         ------------
              Computer Processing Hardware (4.9%)
   500,000    Compaq Computer Corp. ...     4,155,000
 1,100,000    Dell Computer Corp.*.....    20,383,000

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
   100,000    International Business
               Machines Corp. .........  $  9,230,000
 1,500,000    Sun Microsystems,
               Inc.*...................    12,405,000
                                         ------------
                                           46,173,000
                                         ------------
              Data Processing Services (1.3%)
   150,000    Affiliated Computer
               Services, Inc. (Class
               A)*.....................    12,211,500
                                         ------------
              Electronic Components (2.9%)
   550,000    Flextronics International
               Ltd. (Singapore)*.......     9,097,000
   250,000    NVIDIA Corp.*............     6,867,500
   200,000    SanDisk Corp.*...........     1,972,000
   650,000    Sanmina Corp.*...........     8,827,000
                                         ------------
                                           26,763,500
                                         ------------
              Electronic Equipment/Instruments (0.2%)
   300,000    JDS Uniphase Corp.*......     1,896,000
                                         ------------
              Electronic Production Equipment (3.3%)
   350,000    Amkor Technology,
               Inc.*...................     3,682,000
   400,000    Applied Materials,
               Inc.*...................    11,376,000
   300,000    ASM Lithography Holding
               NV (Netherlands)*.......     3,363,000
   200,000    Novellus Systems,
               Inc.*...................     5,712,000
   750,000    Taiwan Semiconductor
               Manufacturing Co. Ltd.
               (ADR) (Taiwan)* ........     7,117,500
                                         ------------
                                           31,250,500
                                         ------------
              Financial Publishing/Services (2.5%)
 1,000,000    SunGard Data Systems
               Inc.*...................    23,370,000
                                         ------------
              Information Technology Services (2.7%)
   250,000    Accenture Ltd.
               (Bermuda)*..............     3,187,500
   750,000    Citrix Systems, Inc.*....    14,850,000
   400,000    PeopleSoft, Inc.*........     7,216,000
                                         ------------
                                           25,253,500
                                         ------------
              Internet Software/Services (3.5%)
   200,000    BEA Systems, Inc.*.......     1,918,000
   550,000    KPMG Consulting, Inc.*...     5,945,500
   250,000    Openwave Systems Inc.*...     3,187,500
   300,000    Quest Software, Inc.*....     3,474,000

                       See Notes to Financial Statements

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 (UNAUDITED) continued

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
   150,000    Siebel Systems, Inc.*....  $  1,951,500
   400,000    VeriSign, Inc.*..........    16,760,000
                                         ------------
                                           33,236,500
                                         ------------
              Major Telecommunications (4.8%)
   500,000    SBC Communications,
               Inc. ...................    23,560,000
   400,000    Verizon Communications
               Inc. ...................    21,644,000
                                         ------------
                                           45,204,000
                                         ------------
              Media Conglomerates (1.9%)
   550,000    AOL Time Warner Inc.*....    18,205,000
                                         ------------
              Oilfield Services/Equipment (0.2%)
   200,000    Veritas DGC Inc.*........     2,230,000
                                         ------------
              Packaged Software (8.2%)
   100,000    HPL Technologies,
               Inc.*...................       441,000
   500,000    i2 Technologies, Inc.*...     1,720,000
   100,000    Mercury Interactive
               Corp.*..................     1,904,000
   500,000    Micromuse Inc.*..........     2,840,000
   700,000    Microsoft Corp.*.........    35,819,000
   250,000    NetIQ Corp.*.............     5,692,500
 1,000,000    Oracle Corp.*............    12,580,000
   500,000    SAP AG (ADR) (Germany)...    12,960,000
   150,000    Veritas Software
               Corp.*..................     2,766,000
                                         ------------
                                           76,722,500
                                         ------------
              Pharmaceuticals: Major (1.1%)
   250,000    Pfizer, Inc. ............    10,025,000
                                         ------------
              Semiconductors (16.8%)
 1,500,000    Agere Systems, Inc.
               (Class A)*..............     6,195,000
   500,000    Altera Corp.*............     8,245,000
   300,000    Analog Devices, Inc.*....     9,810,000
   500,000    Applied Micro Circuits
               Corp.*..................     3,495,000
   300,000    Broadcom Corp. (Class
               A)*.....................     6,090,000
   250,000    Conexant Systems,
               Inc.*...................     2,075,000
   250,000    Infineon Technologies AG
               (ADR) (Germany).........     3,097,500
 2,000,000    Intel Corp. .............    40,780,000

 NUMBER OF
  SHARES                                     VALUE
------------------------------------------------------
   300,000    Intersil Holding Corp.
               (Class A)*..............  $  8,376,000
   400,000    Linear Technology
               Corp. ..................    13,120,000
   800,000    Marvell Technology Group
               Ltd. (Bermuda)*.........    11,480,000
   300,000    Maxim Integrated
               Products, Inc.*.........    10,482,000
   200,000    Micron Technology,
               Inc.*...................     3,766,000
   500,000    Texas Instruments,
               Inc. ...................    12,490,000
   400,000    TriQuint Semiconductor,
               Inc.*...................     6,396,000
   250,000    Vitesse Semiconductor
               Corp.*..................     1,937,500
   400,000    Xilinx, Inc.*............     9,412,000
                                         ------------
                                          157,247,000
                                         ------------
              Telecommunication Equipment (3.5%)
   500,000    CIENA Corp.*.............     5,145,000
   200,000    Comverse Technology,
               Inc.*...................     4,096,000
   800,000    Motorola, Inc. ..........    12,480,000
   375,000    Nokia Corp. (ADR)
               (Finland)...............     5,868,750
   500,000    Nortel Networks Corp.
               (Canada)*...............     2,805,000
   150,000    ONI Systems Corp.*.......       604,500
   100,000    Research In Motion Ltd.
               (Canada)*...............     1,608,000
                                         ------------
                                           32,607,250
                                         ------------
              Telecommunications (1.5%)
   300,000    QUALCOMM Inc.*...........    14,262,000
                                         ------------
              Wireless Communications (2.6%)
   250,000    Nextel Communications,
               Inc. (Class A)*.........     2,165,000
 1,000,000    Vodafone Group PLC (ADR)
               (United Kingdom)........    21,960,000
                                         ------------
                                           24,125,000
                                         ------------
              Total Common Stocks
              (Cost $1,171,911,422)....   715,935,750
                                         ------------

                       See Notes to Financial Statements

Morgan Stanley Information Fund
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2001 (UNAUDITED) continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                   VALUE
------------------------------------------------------
              Convertible Bonds (9.9%)
              Computer Communications (1.5%)
$   17,615    Juniper Networks, Inc.
               4.75% due 03/15/07......  $ 11,097,450
     7,215    Redback Networks, Inc.
               5.00% due 04/01/07......     2,615,438
                                         ------------
                                           13,712,888
                                         ------------
              Electronic Components (0.5%)
    14,000    Sanmina Corp. 0.00% due
               09/12/20................     4,900,000
                                         ------------
              Electronic Production Equipment (1.3%)
    34,720    Celestica, Inc. (Canada)
               0.00% due 08/01/20......    12,629,400
                                         ------------
              Packaged Software (2.0%)
    15,135    i2 Technologies, Inc.
               5.25% due 12/15/06......     9,667,481
    13,125    Mercury Interactive Corp.
               4.75% due 07/01/07......     8,826,563
                                         ------------
                                           18,494,044
                                         ------------
              Semiconductors (3.2%)
     5,645    Analog Devices, Inc.
               4.75% due 10/01/05......     5,186,344
    13,580    TranSwitch Corp.
               4.50% due 09/12/05......     9,353,225
    19,167    Vitesse Semiconductor
               Corp. 4.00% due
               03/15/05................    15,117,971
                                         ------------
                                           29,657,540
                                         ------------
              Telecommunication Equipment (1.4%)
     7,000    Comverse Technology, Inc.
               1.50% due 12/01/05......     5,040,000
    13,185    ONI Systems Corp. 5.00%
               due 10/15/05............     8,191,181
                                         ------------
                                           13,231,181
                                         ------------
              Total Convertible Bonds
               (Cost $106,829,250).....    92,625,053
                                         ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                   VALUE
------------------------------------------------------
              Short-Term Investment (a) (11.1%)
              U.S. Government & Agency Obligations
$  104,000    Federal National Mortgage
               Association 3.15% due
               10/01/01
               (Cost $104,000,000).....  $104,000,000
                                         ------------

Total Investments
(Cost $1,382,740,672)..........    97.3%      912,560,803
Other Assets in Excess of
  Liabilities..................     2.7        25,693,358
                                  -----      ------------
Net Assets.....................   100.0%     $938,254,161
                                  =====      ============

---------------------

    ADR  American Depository Receipt.
    *    Non-income producing security.
    (a) Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
    (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.
         The aggregate gross unrealized appreciation is $7,931,712 and the aggregate gross unrealized depreciation is $478,111,581, resulting in net unrealized depreciation of $470,179,869.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2001 (unaudited)

Assets:
Investments in securities, at value
  (cost $1,382,740,672).....................................     $912,560,803
Cash........................................................        6,736,552
Receivable for:
    Investments sold........................................       23,041,910
    Interest................................................        1,147,223
    Shares of beneficial interest sold......................        7,932,528
    Dividends...............................................           44,500
Prepaid expenses and other assets...........................          226,563
                                                              ---------------
    Total Assets............................................      951,690,079
                                                              ---------------
Liabilities:
Payable for:
    Shares of beneficial interest repurchased...............       11,667,139
    Distribution fee........................................          847,478
    Investment management fee...............................          648,852
Accrued expenses and other payables.........................          272,449
                                                              ---------------
    Total Liabilities.......................................       13,435,918
                                                              ---------------
    Net Assets..............................................     $938,254,161
                                                              ===============
Composition of Net Assets:
Paid-in-capital.............................................    3,026,599,865
Net unrealized depreciation.................................     (470,179,869)
Net investment loss.........................................       (5,848,096)
Accumulated net realized loss...............................   (1,612,317,739)
                                                              ---------------
    Net Assets..............................................     $938,254,161
                                                              ===============
Class A Shares:
Net Assets..................................................      $27,846,678
Shares Outstanding (unlimited authorized, $.01 par value)...        2,956,528
    Net Asset Value Per Share...............................            $9.42
                                                              ===============
    Maximum Offering Price Per Share,
      (net asset value plus 5.54% of net asset value).......            $9.94
                                                              ===============
Class B Shares:
Net Assets..................................................     $848,112,711
Shares Outstanding (unlimited authorized, $.01 par value)...       93,386,969
    Net Asset Value Per Share...............................            $9.08
                                                              ===============
Class C Shares:
Net Assets..................................................      $48,384,604
Shares Outstanding (unlimited authorized, $.01 par value)...        5,344,435
    Net Asset Value Per Share...............................            $9.05
                                                              ===============
Class D Shares:
Net Assets..................................................      $13,910,168
Shares Outstanding (unlimited authorized, $.01 par value)...        1,457,873
    Net Asset Value Per Share...............................            $9.54
                                                              ===============

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended September 30, 2001 (unaudited)

Net Investment Loss:

Income
Interest....................................................  $   5,370,749
Dividends (net of $80,343 foreign withholding tax)..........      4,611,391
                                                              -------------
    Total Income............................................      9,982,140
                                                              -------------
Expenses
Distribution fee (Class A shares)...........................         55,906
Distribution fee (Class B shares)...........................      7,035,613
Distribution fee (Class C shares)...........................        398,870
Investment management fee...................................      5,697,385
Transfer agent fees and expenses............................      2,290,958
Shareholder reports and notices.............................        147,320
Custodian fees..............................................        101,679
Registration fees...........................................         54,398
Professional fees...........................................         27,752
Trustees' fees and expenses.................................          5,869
Other.......................................................         14,486
                                                              -------------
    Total Expenses..........................................     15,830,236
                                                              -------------
    Net Investment Loss.....................................     (5,848,096)
                                                              -------------
Net Realized and Unrealized Loss:
Net realized loss...........................................   (451,335,616)
Net change in unrealized depreciation.......................   (101,954,934)
                                                              -------------
    Net Loss................................................   (553,290,550)
                                                              -------------
Net Decrease................................................  $(559,138,646)
                                                              =============

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                                FOR THE SIX         FOR THE YEAR
                                                                MONTHS ENDED            ENDED
                                                              SEPTEMBER 30, 2001   MARCH 31, 2001
                                                                --------------     ---------------
                                                                 (unaudited)

Increase (Decrease) in Net Assets:

Operations:
Net investment loss.........................................    $   (5,848,096)    $   (34,556,669)
Net realized loss...........................................      (451,335,616)     (1,010,841,893)
Net change in unrealized depreciation.......................      (101,954,934)     (1,604,196,226)
                                                                --------------     ---------------
    Net Decrease............................................      (559,138,646)     (2,649,594,788)
                                                                --------------     ---------------
Distributions to Shareholders from:
Net realized gain
    Class A shares..........................................         --                (17,435,849)
    Class B shares..........................................         --               (507,777,524)
    Class C shares..........................................         --                (29,491,412)
    Class D shares..........................................         --                 (2,823,183)
Paid-in-capital
    Class A shares..........................................         --                    (30,981)
    Class B shares..........................................         --                   (902,252)
    Class C shares..........................................         --                    (52,402)
    Class D shares..........................................         --                     (5,017)
                                                                --------------     ---------------
    Total Distributions.....................................         --               (558,518,620)
                                                                --------------     ---------------
Net increase (decrease) from transactions in shares of
  beneficial interest.......................................      (201,894,301)        756,165,042
                                                                --------------     ---------------
    Net Decrease............................................      (761,032,947)     (2,451,948,366)
Net Assets:
Beginning of period.........................................     1,699,287,108       4,151,235,474
                                                                --------------     ---------------
End of Period
(Including accumulated net investment losses of $5,848,096
and $0, respectively).......................................    $  938,254,161     $ 1,699,287,108
                                                                ==============     ===============

                       See Notes to Financial Statements

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Information Fund (the "Fund"), formerly Morgan Stanley Dean Witter Information Fund, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks of domestic and foreign companies which are involved in the communications and information industry. The Fund was organized as a Massachusetts business trust on December 8, 1994 and commenced operations on November 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) an equity security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 (UNAUDITED) continued

maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. Forward Foreign Currency Contracts -- The Fund may enter into forward contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 (UNAUDITED) continued

F. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $500 million; 0.725% to the portion of daily net assets exceeding $500 million but not exceeding $3 billion; and 0.70% to the portion of daily net assets in excess of $3 billion.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 (UNAUDITED) continued

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled approximately $58,279,000 at September 30, 2001.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended September 30, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended September 30, 2001, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $3,300, $1,876,000, and $12,000, respectively and received $44,000 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 2001 aggregated $1,252,197,209 and $1,354,435,817, respectively.

For the six months ended September 30, 2001, the Fund incurred brokerage commissions of $2,250 with Morgan Stanley DW Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

For the six months ended September 30, 2001, the Fund incurred brokerage commissions of $92,669 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 (UNAUDITED) continued

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At September 30, 2001, the Fund had transfer agent fees and expenses payable of approximately $97,000.

5. Federal Income Tax Status

At March 31, 2001, the fund had a net capital loss carryover of approximately $253,532,000 which will be available through March 31, 2009 to offset future capital gains to the extent provided by regulations.

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $806,867,000 during fiscal 2001.

As of March 31, 2001, the Fund had temporary book tax differences attributable to post-October losses and capital loss deferrals on wash sales.

6. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At September 30, 2001, there were no outstanding forward contracts.

Morgan Stanley Information Fund
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2001 (UNAUDITED) continued

7. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                         FOR THE SIX                   FOR THE YEAR
                                                        MONTHS ENDED                      ENDED
                                                     SEPTEMBER 30, 2001               MARCH 31, 2001
                                                 ---------------------------   ----------------------------
                                                         (unaudited)
                                                   SHARES         AMOUNT         SHARES          AMOUNT
                                                 -----------   -------------   -----------   --------------
CLASS A SHARES
Sold...........................................    1,467,208   $  17,304,334     2,728,261   $   81,997,394
Reinvestment of distributions..................      --             --             511,931       16,678,724
Redeemed.......................................   (1,837,401)    (21,593,850)   (3,027,888)     (82,400,616)
                                                 -----------   -------------   -----------   --------------
Net increase (decrease) - Class A..............     (370,193)     (4,289,516)      212,304       16,275,502
                                                 -----------   -------------   -----------   --------------
CLASS B SHARES
Sold...........................................    4,333,418      61,724,630    33,169,252    1,024,763,271
Reinvestment of distributions..................      --             --          15,052,183      478,358,385
Redeemed.......................................  (19,311,981)   (248,722,906)  (33,971,904)    (842,958,660)
                                                 -----------   -------------   -----------   --------------
Net increase (decrease) - Class B..............  (14,978,563)   (186,998,276)   14,249,531      660,162,996
                                                 -----------   -------------   -----------   --------------
CLASS C SHARES
Sold...........................................      347,785       4,852,476     3,068,897       94,158,209
Reinvestment of distributions..................      --             --             901,194       28,531,812
Redeemed.......................................   (1,207,659)    (15,767,174)   (2,859,443)     (72,192,933)
                                                 -----------   -------------   -----------   --------------
Net increase (decrease) - Class C..............     (859,874)    (10,914,698)    1,110,648       50,497,088
                                                 -----------   -------------   -----------   --------------
CLASS D SHARES
Sold...........................................      871,233      11,727,744     1,691,977       45,471,216
Reinvestment of distributions..................      --             --              67,373        2,219,266
Redeemed.......................................     (869,221)    (11,419,555)     (736,372)     (18,461,026)
                                                 -----------   -------------   -----------   --------------
Net increase - Class D.........................        2,012         308,189     1,022,978       29,229,456
                                                 -----------   -------------   -----------   --------------
Net increase (decrease) in Fund................  (16,206,618)  $(201,894,301)   16,595,461   $  756,165,042
                                                 ===========   =============   ===========   ==============

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                FOR THE PERIOD
                                                 FOR THE SIX             FOR THE YEAR ENDED MARCH 31,           JULY 28, 1997*
                                                 MONTHS ENDED       --------------------------------------         THROUGH
                                              SEPTEMBER 30, 2001     2001           2000            1999        MARCH 31, 1998
                                              ------------------    -------       --------         -------      --------------
                                                 (unaudited)
Class A Shares++
Selected Per Share Data:
Net asset value, beginning of period........        $14.69           $41.20         $19.23          $14.02          $11.43
                                                    ------           ------         ------          ------          ------
Income (loss) from investment operations:
    Net investment loss.....................            --            (0.08)         (0.27)          (0.11)          (0.08)
    Net realized and unrealized gain
      (loss)................................         (5.27)          (21.28)         26.41            7.04            2.67
                                                    ------           ------         ------          ------          ------
Total income (loss) from investment
 operations.................................         (5.27)          (21.36)         26.14            6.93            2.59
                                                    ------           ------         ------          ------          ------
Less distributions from:
    Net realized gain.......................            --            (5.14)         (4.17)          (1.72)             --
    Paid-in-capital.........................            --            (0.01)            --              --              --
                                                    ------           ------         ------          ------          ------
Total distributions.........................            --            (5.15)         (4.17)          (1.72)             --
                                                    ------           ------         ------          ------          ------
Net asset value, end of period..............        $ 9.42           $14.69         $41.20          $19.23          $14.02
                                                    ======           ======         ======          ======          ======
Total Return+...............................        (35.87)%(1)      (58.71)%       155.88%          54.33%          22.66 %(1)
Ratios to Average Net Assets:
Expenses....................................          1.32 %(2)(3)     1.07%(3)       1.13%(3)        1.24%(3)        1.27 %(2)
Net investment loss.........................         (0.04)%(2)(3)    (0.26)%(3)     (0.82)%(3)      (0.74)%(3)      (0.93)%(2)
Supplemental Data:
Net assets, end of period, in thousands.....       $27,847          $48,873       $128,325          $5,253            $206
Portfolio turnover rate.....................            89 %(1)         213%           282%            419%            218 %

---------------------

     *   The date shares were first issued.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued

                                        FOR THE SIX                            FOR THE YEAR ENDED MARCH 31,
                                        MONTHS ENDED       --------------------------------------------------------------------
                                    SEPTEMBER 30, 2001++     2001++          2000++         1999++       1998*++         1997
                                    --------------------   ----------      ----------      --------      --------      --------
                                        (unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of
 period...........................          $14.22              $40.37          $18.99       $13.94        $ 8.94        $10.67
                                            ------              -----           -----        ------        ------        ------
Income (loss) from investment
 operations:
    Net investment loss...........           (0.05)             (0.29)          (0.37)        (0.22)        (0.18)        (0.13)
    Net realized and unrealized
    gain (loss)...................           (5.09)            (20.71)          25.92          6.99          5.18         (1.60)
                                            ------              -----           -----        ------        ------        ------
Total income (loss) from
 investment operations............           (5.14)            (21.00)          25.55          6.77          5.00         (1.73)
                                            ------              -----           -----        ------        ------        ------
Less distributions from:
    Net realized gain.............              --              (5.14)          (4.17)        (1.72)           --            --
    Paid-in-capital...............              --              (0.01)             --            --            --            --
                                            ------              -----           -----        ------        ------        ------
Total distributions...............              --              (5.15)          (4.17)        (1.72)           --            --
                                            ------              -----           -----        ------        ------        ------
Net asset value, end of period....          $ 9.08              $14.22          $40.37       $18.99        $13.94        $ 8.94
                                            ======              =====           =====        ======        ======        ======
Total Return+.....................          (36.15)%(1)        (59.07)%        154.62%        53.44%        56.10%       (16.31)%
Ratios to Average Net Assets:
Expenses..........................            2.07 %(2)(3)       1.84%(3)        1.58%(3)      1.95%(3)      2.05%         2.01%
Net investment loss...............           (0.79)%(2)(3)      (1.02)%(3)      (1.27)%(3)    (1.45)%(3)    (1.54)%       (1.16)%
Supplemental Data:
Net assets, end of period, in
 thousands........................        $848,113         $1,540,834      $3,799,844      $580,994      $267,384      $213,726
Portfolio turnover rate...........              89 %(1)           213%            282%          419%          218%          132%

---------------------

     *   Prior to July 28, 1997, the Fund issued one class of shares.
         All shares of the Fund held prior to that date have been designated Class B shares.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                                 FOR THE PERIOD
                                                   FOR THE SIX            FOR THE YEAR ENDED MARCH 31,           JULY 28, 1997*
                                                   MONTHS ENDED       -------------------------------------         THROUGH
                                                SEPTEMBER 30, 2001     2001          2000            1999        MARCH 31, 1998
                                                ------------------    -------      --------         -------      --------------
                                                   (unaudited)
Class C Shares++
Selected Per Share Data:
Net asset value, beginning of period..........        $14.17           $40.26        $18.98          $13.94          $11.43
                                                      ------           ------        ------          ------          ------
Income (loss) from investment operations:
    Net investment loss.......................         (0.05)           (0.30)        (0.49)          (0.24)          (0.14)
    Net realized and unrealized gain (loss)...         (5.07)          (20.64)        25.94            7.00            2.65
                                                      ------           ------        ------          ------          ------
Total income (loss) from investment
 operations...................................         (5.12)          (20.94)        25.45            6.76            2.51
                                                      ------           ------        ------          ------          ------
Less distributions from:
    Net realized gain.........................            --            (5.14)        (4.17)          (1.72)             --
    Paid-in-capital...........................            --            (0.01)           --              --              --
                                                      ------           ------        ------          ------          ------
Total distributions...........................            --            (5.15)        (4.17)          (1.72)             --
                                                      ------           ------        ------          ------          ------
Net asset value, end of period................        $ 9.05           $14.17        $40.26          $18.98          $13.94
                                                      ======           ======        ======          ======          ======
Total Return+.................................        (36.13)%(1)      (59.08)%      154.10%          53.36%          21.96 %(1)
Ratios to Average Net Assets:
Expenses......................................          2.07 %(2)(3)     1.89%(3)      1.89%(3)        2.01%(3)        2.05 %(2)
Net investment loss...........................         (0.79)%(2)(3)    (1.07)%(3)    (1.58)%(3)      (1.51)%(3)      (1.72)%(2)
Supplemental Data:
Net assets, end of period, in thousands.......       $48,385          $87,942      $205,073         $11,890            $249
Portfolio turnover rate.......................            89 %(1)         213%          282%            419%            218 %

---------------------

     *   The date shares were first issued.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Information Fund
FINANCIAL HIGHLIGHTS continued

                                                                                                               FOR THE PERIOD
                                                 FOR THE SIX            FOR THE YEAR ENDED MARCH 31,           JULY 28, 1997*
                                                 MONTHS ENDED      --------------------------------------         THROUGH
                                              SEPTEMBER 30, 2001    2001            2000            1999       MARCH 31, 1998
                                              ------------------   -------         -------         ------      --------------
                                                 (unaudited)
Class D Shares++
Selected Per Share Data:
Net asset value, beginning of period........        $14.86          $41.57          $19.33         $14.03          $11.43
                                                    ------          ------          ------         ------          ------
Income (loss) from investment operations:
    Net investment loss.....................          0.02           (0.01)          (0.18)         (0.08)          (0.07)
    Net realized and unrealized gain
    (loss)..................................         (5.34)         (21.55)          26.59           7.10            2.67
                                                    ------          ------          ------         ------          ------
Total income (loss) from investment
 operations.................................         (5.32)         (21.56)          26.41           7.02            2.60
                                                    ------          ------          ------         ------          ------
Less distributions from:
    Net realized gain.......................            --           (5.14)          (4.17)         (1.72)             --
    Paid-in-capital.........................            --           (0.01)             --             --              --
                                                    ------          ------          ------         ------          ------
Total distributions.........................            --           (5.15)          (4.17)         (1.72)             --
                                                    ------          ------          ------         ------          ------
Net asset value, end of period..............        $ 9.54          $14.86          $41.57         $19.33          $14.03
                                                    ======          ======          ======         ======          ======
Total Return+...............................        (35.80)%(1)     (58.66)%        156.56%         54.96%          22.75 %(1)
Ratios to Average Net Assets:
Expenses....................................          1.07 %(2)(3)    0.89%(3)        0.89%(3)       1.01%(3)        1.04 %(2)
Net investment income (loss)................          0.21 %(2)(3)   (0.07)%(3)      (0.58)%(3)     (0.51)%(3)      (0.82)%(2)
Supplemental Data:
Net assets, end of period, in thousands.....       $13,910         $21,638         $17,994         $2,440          $1,464
Portfolio turnover rate.....................            89 %(1)        213%            282%           419%            218 %

---------------------

     *   The date shares were first issued.
    ++ The per share amounts were computed using an average number of shares outstanding during the period.
     + Calculated based on the net asset value as of the last business day of the period.
    (1)  Not annualized.
    (2)  Annualized.
    (3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Armon Bar-Tur
Vice President

Thomas Bergeron
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

MORGAN STANLEY
INFORMATION FUND



Semiannual Report
September 30, 2001